Exhibit 10(5)


                              EMPLOYMENT AGREEMENT


     This Agreement, made and dated as of July 1, 1999, by and between Owen Community Bank, s.b., a federal savings bank ("Employer") and Frank R. Stewart, a resident of Owen County, Indiana ("Employee").


                               W I T N E S S E T H

     WHEREAS, Employee is employed by Employer as its Chairman of the Board and has made valuable contributions to the profitability and financial strength of Employer;

     WHEREAS, Employer desires to encourage Employee to continue to make valuable contributions to Employer's business operations and not to seek or accept employment elsewhere;

     WHEREAS, Employee desires to be assured of a secure minimum compensation from Employer for his services over a defined term;

     WHEREAS, Employer desires to provide fair and reasonable benefits to Employee on the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, Employer desires reasonable protection of its confidential business and customer information which it has developed over the years at substantial expense and assurance that Employee will not compete with Employer for a reasonable period of time after termination of his employment with Employer, except as otherwise provided herein.

     NOW, THEREFORE, in consideration of these premises, the mutual covenants and undertakings herein contained and the continued employment of Employee by Employer as its Chairman of the Board, Employer and Employee, each intending to be legally bound, covenant and agree as follows:

     1. Upon the terms and subject to the conditions set forth in this Agreement, Employer employs Employee as Employer's Chairman of the Board, and Employee accepts such employment.

     2. Employee agrees to serve as Employer's Chairman of the Board and to perform such duties in that office as may reasonably be assigned to him by Employer's Board of Directors; provided, however, that such duties shall be performed in or from the offices of Employer currently located at Spencer, Indiana, and shall be of the same character as those previously performed by Employee and generally associated with the office held by Employee. Employee shall render services to Employer as Chairman of the Board in substantially the same manner and to substantially the same extent as Employee rendered his services to Employer before the date hereof.

     3. The term of this Agreement shall begin on July 1, 1999 (the "Effective Date") and shall end on the date which is three years following such date; provided, however, that such term shall be extended automatically for an additional year on each anniversary of the Effective Date if Employer's Board of Directors determines by resolution to extend this Agreement prior to such anniversary of the Effective Date, unless either party hereto gives written notice to the other party not to so extend within ninety (90) days prior to such anniversary, in which case no further automatic extension shall occur and the term of this Agreement shall end two years subsequent to the anniversary as of which the notice not to extend for an additional year is given (such term, including any extension thereof shall herein be referred to as the "Term").

     4.  Employee   shall   receive  an  annual  salary  equal  to   $__________
("Compensation"), payable at regular intervals in accordance with Employer's normal payroll practices now or hereafter in effect.

     5. So long as Employee is employed by Employer pursuant to this Agreement, Employee shall receive reimbursement from Employer for all reasonable business expenses incurred in the course of his employment by Employer, upon submission to Employer of written vouchers and statements for reimbursement.

     6. Subject to the respective continuing obligations of the parties, including but not limited to those set forth in subsections 7(A), 7(B) and 7(C) hereof, Employee's employment by Employer may be terminated prior to the expiration of the Term of this Agreement as follows:

     (A) Employer, by action of its Board of Directors and upon written notice to Employee, may terminate Employee's employment with Employer immediately for cause. For purposes of this subsection 6(A), "cause" shall be defined as (i) personal dishonesty, (ii) incompetence, (iii) willful misconduct, (iv) breach of fiduciary duty involving personal profit, (v) intentional failure to perform stated duties, (vi) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or
          (vii) any material breach of any term, condition or covenant of this Agreement.

     (B) Employer, by action of its Board of Directors may terminate Employee's employment with Employer without cause at any time; provided, however, that the "date of termination" for purposes of determining benefits payable to Employee under subsection 7(B) hereof shall be the date which is 60 days after Employee receives written notice of such termination.

     (C) Employee, upon sixty (60) days written notice to Employer, may terminate his employment with Employer without cause.

     (D) Employee's employment with Employer shall terminate in the event of Employee's death or disability. For purposes hereof, "disability" shall be defined as Employee's inability by reason of illness or other physical or mental incapacity to perform the duties required by his employment for any consecutive One Hundred Eighty (180) day period, provided that notice of any termination by Employer because of Employee's "disability" shall have been given to Employee prior to the full resumption by him of the performance of such duties.

     7. In the event of termination of Employee's employment with Employer pursuant to section 6 hereof, compensation shall continue to be paid by Employer to Employee as follows:

     (A) In the event of termination pursuant to subsection 6(A) or 6(C), Compensation provided for herein shall continue to be paid through the date of termination specified in the notice of termination. The date of termination specified in any notice of termination pursuant to subsection 6(A) shall be no later than the last business day of the month in which such notice is provided to Employee.

     (B) In the event of termination pursuant to subsection 6(B), Compensation provided for herein shall continue to be paid through the date of termination specified in the notice of termination. In addition, Employee shall be entitled to continue to receive from Employer his Compensation in effect at the time of termination for the remaining Term of the Agreement.

     (C) In the event of termination pursuant to subsection 6(D), Compensation provided for herein shall continue to be paid (i) in the event of Employee's death, through the date of death, or (ii) in the event of Employee's disability, through the date of proper notice of disability as required by subsection 6(D).

     8. Any termination of Employee's employment with Employer as contemplated by section 6 hereof, except in the circumstances of Employee's death, shall be communicated by written "Notice of Termination" by the terminating party to the other party hereto. Any "Notice of Termination" pursuant to subsections 6(A) or 6(D) shall indicate the specific provisions of this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

     9. If Employee is suspended and/or temporarily prohibited from participating in the conduct of Employer's affairs by a notice served under section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(3) and (g)(1)), Employer's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Employer shall (i) pay Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

     10. If Employee is removed and/or permanently prohibited from participating in the conduct of Employer's affairs by an order issued under section 8(e)(4) or
(g)(1) of the  Federal  Deposit  Insurance  Act (12  U.S.C.  ss.  1818(e)(4)  or
(g)(1)), all obligations of Employer under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties to the Agreement shall not be affected.

     11. If Employer is in default (as defined in section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of Employer or Employee.

     12. All obligations under this Agreement may be terminated except to the extent determined that the continuation of the Agreement is necessary for the continued operation of Employer: (i) by the Director of the Office of Thrift Supervision, or his or her designee (the "Director"), at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of Employer under the authority contained in Section 13(C) of the Federal Deposit Insurance Act; or (ii) by the Director at the time the Director approves a supervisory merger to resolve problems related to operation of Employer or when Employer is determined by the Board to be in an unsafe and unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

     13. Should Employee die after termination of his employment with Employer while any amounts are payable to him hereunder, this Agreement shall inure to the benefit of and be enforceable by Employee's executors, administrators, heirs, distributees, devisees and legatees and all amounts payable hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or, if there is no such designee, to his estate.

     14. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to Employee:    Frank R. Stewart
                            310 Garden Park
                            Spencer, Indiana   47460

         If to Employer:    Owen Community Bank, s.b.
                            279 East Morgan Street
                            P.O. Box 187
                            Spencer, Indiana   47460

or to such address as either party hereto may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     15. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Indiana, except as otherwise required by mandatory operation of federal law.

     16. Employer shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Employer, by agreement in form and substance satisfactory to Employee to expressly assume and agree to perform this Agreement in the same manner and same extent that Employer would be required to perform it if no such succession had taken place. Failure of Employer to obtain such agreement prior to the effectiveness of any such succession shall be a material intentional breach of this Agreement. As used in this Agreement, "Employer" shall mean Employer as hereinbefore defined and any successor to its business or assets as aforesaid.

     17. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and Employer. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of dissimilar provisions or conditions at the same or any prior subsequent time. No agreements or representation, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

     18. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement which shall remain in full force and effect.

     19. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

     20. This Agreement is personal in nature and neither party hereto shall, without consent of the other, assign or transfer this Agreement or any rights or obligations hereunder except as provided in section 13 and section 16 above. Without limiting the foregoing, Employee's right to receive compensation hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise, other than a transfer by his will or by the laws of descent or distribution as set forth in section 13 hereof, and in the event of any attempted assignment or transfer contrary to this paragraph, Employer shall have no liability to pay any amounts so attempted to be assigned or transferred.

     IN WITNESS WHEREOF, the parties have caused the Agreement to be executed and delivered as of the day and year first above set forth.

                                     OWEN COMMUNITY BANK, s.b.


                                     By: /s/ Kurt J. Meier
                                        ----------------------------------------
                                              Kurt J. Meier, President

                                                      "Employer"


                                     /s/ Frank R. Stewart
                                     -------------------------------------------
                                     Frank R. Stewart

                                                      "Employee"


           The undersigned, Home Financial Bancorp, sole shareholder of Employer, agrees that if it shall be determined for any reason that any obligations on the part of Employer to continue to make any payments due under this Agreement to Employee is unenforceable for any reason, Home Financial Bancorp, agrees to honor the terms of this Agreement and continue to make any such payments due hereunder to Employee pursuant to the terms of this Agreement.


                                     HOME FINANCIAL BANCORP


                                     By: /s/ Kurt J. Meier
                                        ----------------------------------------
                                              Kurt J. Meier, President